UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2006

First Potomac Realty Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-986-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2006, our operating partnership, First Potomac Realty Investment Limited Partnership, entered into an agreement ("Agreement") with Louis T. Donatelli, the Chairman of First Potomac Realty Trust ("Company"), whereby Mr. Donatelli became a non-employee Chairman of the Company, effective March 1, 2006. The Agreement provides for the award of three thousand shares of common stock of the Company as a bonus for Mr. Donatelli’s services as an executive of the Company during calendar year 2005, the termination of Mr. Donatelli’s Employment Agreement and Non-Compete Agreement with the Company and his receipt of annual cash compensation on the same basis as the other non-employee members of the Company’s Board of Trustees. The Chairman will receive non-cash compensation equal to twice the number of shares of the Company’s common stock awarded annually to the other non-employee trustees and will also continue to be eligible to participate in all Company benefit programs while serving as Chairman. The Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

On February 28, 2006, the Company entered into and closed under an Agreement and Plan of Merger with First Potomac Management, Inc., a Delaware S corporation ("FPM, Inc.") owned solely by the Company’s Chairman, Louis T. Donatelli, four members of senior management, Douglas J. Donatelli, Nicholas R. Smith, James H. Dawson and Barry H. Bass, and a former member of senior management, Kyung Rhee ("Merger Agreement"). In connection with the Company’s Initial Public Offering ("IPO") in October 2003, FPM, Inc. contributed all of its assets, property management contracts with our operating partnership, to First Potomac Management LLC ("FPM LLC"), in exchange for 100% of the membership interests in FPM LLC. FPM, Inc. then contributed its 100% interest in FPM LLC to our operating partnership in exchange for 233,333 units in the operating partnership ("OP Units") in a transaction under Section 721 of the Internal Revenue Code of 1986, as amended (the "Code"). FPM, Inc. has held the OP Units since October 2003.

Pursuant to the Merger Agreement, FPM, Inc. merged into the Company in a merger under Section 368(a) of the Code (the "Merger"). In connection with the Merger, the shareholders of FPM, Inc. received 233,333 common shares of the Company in exchange for the 233,333 OP Units. The Merger was approved unanimously by a vote of the disinterested members of the Company’s Board of Trustees. The Merger Agreement is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Agreement between First Potomac Realty Investment Limited Partnership and Louis T. Donatelli, dated as of February 28, 2006.

10.2 Agreement and Plan of Merger by and between First Potomac Management Inc. and First Potomac Realty Trust, dated as of February 28, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Potomac Realty Trust

March 6, 2006	By:	Joel F. Bonder

Name: Joel F. Bonder
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Agreement between First Potomac Realty Investment Limited Partnership and Louis T. Donatelli, dated as of February 28, 2006.
10.2	Agreement and Plan of Merger by and between First Potomac Management Inc. and First Potomac Realty Trust, dated as of February 28, 2006.